UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 22, 2005


                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)


         1-5721                                           13-2615557
(Commission File Number)                       (IRS Employer Identification No.)


                 315 PARK AVENUE SOUTH, NEW YORK, NEW YORK 10010
               (Address of Principal Executive Offices) (Zip Code)


                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



NY2:\1529098\07\WR%Y07!.DOC\76830.0146

Item 2.01. Completion of Acquisition or Disposition of Assets.

           Explanatory Note: Leucadia National Corporation ("Leucadia") does not believe that the acquisition reported below is an acquisition of a significant amount of assets. The determination of significance for purposes of this Item
2.01 requires a comparison of the acquired company's most recent annual financial statements and Leucadia's most recent annual financial statements with respect to three criteria. The acquisition is not significant with respect to the investment and asset criteria. However, Leucadia is currently unable to perform an analysis with respect to the third criteria, income of the acquired company, because such information is not available. Although Leucadia's audited financial statements for the year ended December 31, 2004 are available, the acquired company, which filed for chapter 11 protection in January 2004 and whose plan of reorganization became effective on April 22, 2005, has not issued annual financial statements since 2002. The acquired company is in the process of preparing annual financial statements for the years ended December 31, 2003 and 2004. Until those financial statements are finalized, Leucadia will not be able to perform an analysis with respect to the acquired company's income and to make a definitive determination as to the significance of the acquisition. Therefore, Leucadia is making this disclosure to comply with the requirements of Form 8-K. If it is determined that the acquisition is an acquisition required to be reported under Item 2.01 of Form 8-K, Leucadia will file the required financial information no later than July 8, 2005; however, if it is determined that the acquisition is not required to be reported under Item 2.01, Leucadia will amend this Form 8-K to so state and will not file the financial information.

           On April 22, 2005, a subsidiary of Leucadia acquired an aggregate of 850,000 shares (94.4%) of common stock, $0.01 par value per share (the "Shares") of ATX Communications, Inc., a Delaware corporation ("ATX") pursuant to the terms of the Debtors' Modified Second Amended Joint Plan of Reorganization Under Chapter 11 Of The Bankruptcy Code, Dated As Of April 13, 2005 (the "Plan") filed with the United States Bankruptcy Court for the Southern District of New York. ATX is an integrated communications provider that offers communications services to business and residential customers in targeted markets throughout the Mid-Atlantic and Midwest regions of the United States.

           The Shares were issued to a subsidiary of Leucadia in accordance with the Plan in satisfaction of certain claims which Leucadia acquired in December 2003 for a purchase price of $25 million (the "Claims"). Leucadia used its working capital to purchase the Claims. Pursuant to the Plan, ATX has also issued a new senior note in the amount of $55 million to Leucadia.

Item 9.01. Financial Statements and Exhibits.

           (a) Financial Statements of Business Acquired.

               To be filed by amendment by July 8, 2005.


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
           (b) Pro Forma Financial Information.

               To be filed by amendment by July 8, 2005.

           (c) Exhibits.

99.1 Debtors' Modified Second Amended Joint Plan of Reorganization Under Chapter 11 Of The Bankruptcy Code, Dated As Of April 13, 2005, incorporated herein by reference to Exhibit 2.1 to ATX
           Communications, Inc.'s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 20, 2005.






















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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 28, 2005

                                    LEUCADIA NATIONAL CORPORATION

                                    /s/ Joseph A. Orlando
                                    -----------------------------------
                                    Name: Joseph A. Orlando
                                    Title: Vice President and
                                           Chief Financial Officer
























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